REINSURANCE	12 Months Ended
Dec. 31, 2015
Reinsurance Disclosures [Abstract]
REINSURANCE
REINSURANCE

MLOA cedes and assumes reinsurance with other insurance companies. Since ceded reinsurance does not relieve the originating insurer of liability, MLOA evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

On October 1, 2013, MLOA entered into an agreement with Protective Life to reinsure an in-force book of life insurance and annuity policies, written primarily prior to 2004. As of December 31, 2015 and 2014 included in MLOA’s balance sheet were Amounts due from reinsurers of $1,179 million and $1,213 million, respectively (net of $130 million and $131 million of ceded policy loans, respectively), including $1,124 million and $1,154 million of Policyholder’s account balances relating to the reinsurance agreement with Protective Life. During 2015, 2014 and 2013, respectively, total premiums ceded to Protective Life were $21 million, $24 million and $6 million and policyholder benefits ceded were $219 million, $242 million and $18 million. As of December 31, 2015, Protective Life is rated AA-. Included in the reinsured business to Protective Life were policies with GMDB and GMIB features which had a reserve balance of $9 million and $1 million at December 31, 2015, respectively and $5 million and $1 million at December 31, 2014, respectively. As a result of the reinsurance agreement Protective Life will receive all the benefits from and assumes all the risks from other reinsurance contracts to which MLOA was a party for the block of business reinsured.

For business not reinsured with Protective Life, MLOA generally reinsures its variable life, UL and term life insurance policies on an excess of retention basis. MLOA generally retains up to a maximum of $4 million of mortality risk on single-life policies and up to a maximum of $6 million of mortality risk on second-to-die policies. For amounts applied for in excess of those limits, reinsurance is ceded to AXA Equitable Life Insurance Company (“AXA Equitable”), an affiliate and wholly-owned subsidiary of AXA Financial, up to a combined maximum of $20 million of risk on single-life policies and up to a maximum of $25 million on second-to-die policies. For amounts issued in excess of those limits MLOA typically obtains reinsurance from unaffiliated third parties. The reinsurance arrangements obligate the reinsurer to pay a portion of any death claim in excess of the amount MLOA retained in exchange for an agreed-upon premium.

At December 31, 2015 and 2014, respectively, amounts due from reinsurers related to insurance contracts amounted to $1,299 million and $1,336 million, of which $33 million and $37 million (not including Protective Life) related to one specific reinsurer, which is rated AA- with the remainder of the reinsurers rated AA- or not rated.  A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations.
For affiliated reinsurance agreements see Note 7 “Related Party Transactions”.

The following table summarizes the effect of reinsurance:

	2015	2014	2013
	(In Millions)

Direct premiums	39	$46	$72
Assumed	1	1	1
Reinsurance ceded	(39)	(46)	(48)
Premiums	1	$1	$25

Variable Life and Investment-type Product Policy Fee Income Ceded	73	$48	$31
Policyholders’ Benefits Ceded	261	$291	$125